POWER OF ATTORNEY FOR BSS DESIGNEES


                               POWER OF ATTORNEY

                I, J. P. Bain, hereby constitute and appoint, D. Eugene Brittle, as my true and lawful attorney-in-fact, who is hereby authorized for me and in my name and on my behalf as a director and/or officer of United Community Bankshares, Inc. (the "Company"), to execute any and all instruments as such attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Company, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

        I do hereby ratify and confirm all my said attorney shall do or cause to be done by the virtue hereof.

        WITNESS the execution hereof this 14th day of April, 1996.

                                        /s/  J. P. Bain
                                             J. P. Bain

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                               POWER OF ATTORNEY

        I, J. Philip Bain, Jr., hereby constitute and appoint, D. Eugene Brittle, as my true and lawful attorney-in-fact, who is hereby authorized for me and in my name and on my behalf as a director and/or officer of United Community Bankshares, Inc. (the "Company"), to execute any and all instruments as such attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Company, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

        I do hereby ratify and confirm all my said attorney shall do or cause to be done by the virtue hereof.

        WITNESS the execution hereof this 14th day of April, 1996.

                                /s/ J. Philip Bain, Jr.
                                    J. Philip Bain, Jr.


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                               POWER OF ATTORNEY

        I, G. O. Huber, hereby constitute and appoint, D. Eugene Brittle, as my true and lawful attorney-in-fact, who is hereby authorized for me and in my name and on my behalf as a director and/or officer of United Community Bankshares, Inc. (the "Company"), to execute any and all instruments as such attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Company, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

        I do hereby ratify and confirm all my said attorney shall do or cause to be done by the virtue hereof.

        WITNESS the execution hereof this 14th day of April, 1996.

                                /s/ G. O. Huber
                                    G. O. Huber


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                               POWER OF ATTORNEY

        I, J. Russell West, hereby constitute and appoint, D. Eugene Brittle, as my true and lawful attorney-in-fact, who is hereby authorized for me and in my name and on my behalf as a director and/or officer of United Community Bankshares, Inc. (the "Company"), to execute any and all instruments as such attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Company, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorney deems necessary or appropriate.

        I do hereby ratify and confirm all my said attorney shall do or cause to be done by the virtue hereof.

        WITNESS the execution hereof this 14th day of April, 1996.

                                        /s/ J. Russell West
                                            J. Russell West